UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event recorded)

                                 August 11, 1998

                                BB&T Corporation
             (Exact name of registrant as specified in its charter)

                        Commission file number : 1-10853

                            North Carolina 56-0939887
                    (State of Incorporation) (I.R.S. Employer
                               Identification No.)

                             200 West Second Street
                       Winston-Salem, North Carolina 27101
               (Address of Principal Executive Offices) (Zip Code)

                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)
                           This Form 8-K has 5 pages.

Item 5. On July 1, 1998, BB&T Corporation ("BB&T") completed its merger with Franklin Bancorporation, Inc. ("Franklin") in a transaction accounted for as a pooling of interests. Under the terms of the merger agreement, Franklin shareholders received .70 shares of BB&T common stock in exchange for each share of Franklin common stock held, which resulted in the issuance of 2.5 million shares. The purpose of this filing is to report the consolidated financial condition of BB&T and its subsidiaries at July 31, 1998 and the consolidated results of operations for the month ended July 31, 1998. All of the consolidated financial information included herein includes the accounts of Franklin.

Item 7. Financial  Statements and Exhibits

     Exhibit 99.1 Combined Balance Sheet and Statement of Income, including explanatory notes, including BB&T and Franklin for the period indicated


                        BB&T CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
            (Includes the Accounts of Franklin Bancorporation, Inc.)
                                  July 31, 1998
                                   (unaudited)


                                                                (in thousands)
                                                             ------------------
Assets
     Cash and due from banks                              $            773,136
     Interest-bearing deposits with banks                                9,363
     Federal funds sold and securities purchased
       under resale agreements or similiar arrangements                127,475
     Securities                                                      7,604,274
     Loans and leases, net                                          21,993,697
     Other assets                                                    1,640,150

                                                             ==================
           Total assets                                   $         32,148,095
                                                             ==================

Liabilities and Shareholders' Equity

     Deposits                                             $         21,624,847
     Short-term borrowed funds                                       3,363,076
     Long-term debt                                                  4,182,819
     Accounts payable and other liabilities                            520,101
                                                             ------------------
           Total liabilities                                        29,690,843
                                                             ------------------

           Total shareholders' equity                                2,457,252
                                                             ------------------

            Total liabilities and shareholders' equity     $         32,148,095
                                                             ==================


The accompanying notes are an integral part of these consolidated financial statements.

                        BB&T CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF INCOME
            (Includes the Accounts of Franklin Bancorporation, Inc.)
                        For the Month Ended July 31, 1998
                                   (unaudited)
                                                      (in thousands)
                                                  -----------------------
Interest income                                $                 208,437
Interest expense                                                 104,109
                                                  -----------------------
     Net interest income                                         104,328

Provision for loan and lease losses                                7,000
                                                  -----------------------
     Net interest income after provision
       for loan and lease losses                                  97,328

Noninterest income                                                46,921
Noninterest expense (Note B)                                      86,731
                                                  -----------------------
     Income before income taxes                                   57,518
     Provision for income taxes                                   18,557
                                                  -----------------------

       Net income                              $                  38,961
                                                  =======================

Per Common Share
     Net income:
       Basic                                   $                    0.14
                                                  =======================
       Diluted                                 $                    0.13
                                                  =======================

     Weighted average shares outstanding
       Basic                                                 285,969,654
                                                  =======================
       Diluted                                               292,120,246
                                                  =======================

The accompanying notes are an integral part of these consolidated financial statements.

                       BB&T Corporation and Subsidiaries
                     Notes to Combined Financial Statements
                                 July 31, 1998

A. Basis of Presentation

On July 1, 1998, Franklin Bancorporation, Inc. ("Franklin") merged into BB&T Corporation in a transaction accounted for as a pooling of interests. Pursuant to the risk sharing provisions of Accounting Series Release Nos. 130 and 135 promulgated by the Securities and Exchange Commission, the consolidated statement of income for the month of July, 1998, provided herein includes the results of Franklin. In the opinion of management, the accompanying unaudited financial statements contain all adjustments necessary to present fairly the financial position and operating results of BB&T and Franklin. The results of operations for the month of July were adversely affected by the nonrecurring merger-related charges discussed in Note B. and are not indicative of future operating results.


B.   Nonrecurring Charges

During July, 1998, BB&T recorded nonrecurring merger-related charges and expenses as follows (Dollars in thousands):

           Costs associated with severance pay, termination of employment contracts, early retirement packages and other
                       employment-related matters                                        $3,471
           All other costs, including professional fees, printing, mailing, regulatory filing fees, operational charge-offs, charitable donations, and branch and departmental supplies
                                                                                          3,069
                                                                                         -------
           Total nonrecurring merger-related charges and expenses                        $6,540

           Income tax benefits                                                           (1,611)
                                                                                         -------
           Nonrecurring merger-related charges and expenses , net of income tax
                    benefits                                                             $4,929
                                                                                         =======
